UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 28, 2015

                            EARTH SCIENCE TECH, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Nevada                   000-55000                45-4267181
--------------------------------- ------------------ ---------------------------
 (State or Other Jurisdiction of   (Commission File         (IRS Employer
 Incorporation or Organization)        Number)            Identification No.)


                          2255 Glades Road, Suite 324A
                            Boca Raton, Florida 33431
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (561) 988-8424
                ------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

On May 28, 2015, Earth Science Tech, Inc. ("the Company" or "Earth Science"), a corporation incorporated under the laws of the State of Nevada, authorized to do business in Florida and having offices at 2255 Glades Road, Suite 324A, Boca Raton, Florida, entered into Mutual Letter Agreement with The Medics USA, Inc. ("Medics USA"), a corporation incorporated under the laws of New Jersey, for the purpose of distributing CBD enriched hemp oil and all other related products.

Under the Agreement, Medics USA became a distributor on an exclusive basis on all the products Earth Science manufactures and markets in the State of New York, the State of New Jersey and the Sovereign State of Pakistan.

The Mutual Letter Agreement is attached in its entirety hereto as Exhibit 10.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601of Regulation S-K.


 EXHIBIT NO.                                DESCRIPTION
-------------      -------------------------------------------------------------

10.1               Mutual Letter Agreement dated May 28, 2015


























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



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EARTH SCIENCE TECH, INC.
Date: June 16, 2015

                                     By: /s/Matt Cohen
                                     ------------------------------------
                                     Matt Cohen,
                                     Acting Chief Executive Officer








































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